Exhibit 99.1

COMPANY CONTACTS:

Diane M. Morefield

EVP & Chief Financial Officer

Strategic Hotels & Resorts

(312) 658-5740

Jonathan P. Stanner

SVP, Capital Markets, Acquisitions & Treasurer

Strategic Hotels & Resorts

(312) 658-5746

FOR IMMEDIATE RELEASE

September 8, 2015

STRATEGIC HOTELS & RESORTS ENTERS INTO A DEFINITIVE AGREEMENT TO BE ACQUIRED BY BLACKSTONE FOR $14.25 PER SHARE

CHICAGO – September 8, 2015 – Strategic Hotels & Resorts, Inc. (NYSE: BEE) (“the Company”) today announced that it has entered into a definitive agreement with affiliates of Blackstone Real Estate Partners VIII L.P., under which Blackstone will acquire all outstanding shares of common stock of Strategic Hotels & Resorts, Inc., for $14.25 per share in cash, and all of the outstanding membership units of the Company’s subsidiary, Strategic Hotels Funding L.L.C., not held by the Company, for $14.25 per unit in cash. Including outstanding debt of the Company, the total transaction value is approximately $6 billion.

“Our board and management team have consistently stated that we would consider any opportunity that maximizes stockholder value,” said Raymond L. “Rip” Gellein, Chairman and Chief Executive Officer of Strategic Hotels & Resorts, Inc. “We believe this transaction capitalizes on our unique portfolio, strong asset management platform and continued operating outperformance over the past several years. The board thoroughly considered various alternatives over the course of the past few years, and this all cash offer from Blackstone creates significant stockholder value with a high degree of execution certainty,” concluded Gellein.

Tyler Henritze, co-head of US acquisitions for Blackstone Real Estate, added “We are excited about the opportunity to acquire one of the highest quality luxury hotel portfolios in the U.S. As long term investors in the lodging industry, we remain confident in the fundamentals of the sector despite recent market volatility.”

-more-

The offer price represents a premium of approximately 13% over the unaffected intra-day trading price on July 23, 2015, at which point a media article was issued reporting a potential transaction for the Company. On August 17, 2015, the Company confirmed that its Board of Directors had retained J.P. Morgan and was exploring possible strategic alternatives for the Company, including the potential sale of the Company.

Approvals and Anticipated Closing

Completion of the transaction is expected to occur by the first quarter of 2016, and is contingent upon customary closing conditions, including the approval of Strategic Hotel’s stockholders, who will vote on the transaction at a special meeting on a date to be announced. Furthermore, the transaction is not subject to a financing contingency. The Board of Directors of Strategic Hotels has unanimously approved the merger agreement.

Advisors

J.P. Morgan is acting as financial advisor to Strategic Hotels & Resorts, Inc. J.P. Morgan and Duff & Phelps provided fairness opinions to the Strategic Hotels Board of Directors in connection with the transaction. Sidley Austin LLP is acting as legal advisor to Strategic Hotels. Simpson Thacher & Bartlett LLP is acting as legal advisor to Blackstone.

About the Company

Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) which owns and provides value enhancing asset management of high-end hotels and resorts in the United States. The Company currently has ownership interests in 17 properties with an aggregate of 7,921 rooms and 847,000 square feet of multi-purpose meeting and banqueting space. For a list of current properties and for further information, please visit the Company’s website at www.strategichotels.com.

About Blackstone

Blackstone is a global leader in real estate investing. Blackstone’s real estate business was founded in 1991 and has $92 billion in investor capital under management. Blackstone’s real estate portfolio includes hotel, office, retail, industrial and residential properties in the US, Europe, Asia and Latin America. Major investments include Hilton Worldwide, Invitation Homes (single family homes), Logicor (pan-European logistics), SCP (Chinese shopping malls), and prime office buildings in the world’s major cities. Blackstone real estate also operates one of the leading real estate finance platforms, including management of the publicly traded Blackstone Mortgage Trust (NYSE:BXMT).

-more-

Forward Looking Statements

This press release contains forward-looking statements about Strategic Hotels & Resorts, Inc. (the “Company”). Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. These forward-looking statements include statements regarding the Company’s strategy, future financial results, stabilization in the lodging space, positive trends in the lodging industry and the Company’s continued focus on improving profitability. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder approval; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against the Company and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of business partners and competitors to the announcement of the proposed transaction; the effects of economic conditions and disruptions in financial markets upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain, refinance or extend maturing debt; the Company’s ability to maintain compliance with covenants contained in its debt facilities; stagnation or deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Germany or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain its status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements.

Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

-more-

Additional Information Regarding the Transaction and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities or the solicitation of any vote or approval. This press release is being made in respect of the proposed transaction involving BRE Diamond Hotel Holdings LLC, BRE Diamond Hotel LLC, BRE Diamond Hotel Acquisition LLC, the Company and Strategic Hotels Funding L.L.C. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.strategichotels.com under the heading “Financial Information” within the “Investor Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement by contacting the Company’s Investor Relations Department at 312-658-5000.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 10, 2015, its annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 24, 2015, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

###